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                                                                   EXHIBIT 10.1

                              AMENDED AND RESTATED

                          SECURITY AND PLEDGE AGREEMENT

     AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT, dated as of February 14, 2002, between John T. Botti on the one hand (referred to herein as "Pledgor"), intending to be liable under this security and pledge agreement (this "Agreement"), with an address as indicated below his signature, and Authentidate Holding Corp., on the other hand, having its principal office at 2165 Technology Drive, Schenectady, New York 12308 (the "Pledgee").

                              W I T N E S S E T H :
                              --------------------

     WHEREAS, Pledgee has made a loan (the "2001 Loan") to Pledgor in the principal amount of $317,000 as evidenced by that certain Promissory Note dated January 5, 2001 (the "2001 Note"); and

     WHEREAS, in order to secure the obligations of Pledgor arising from the 2001 Loan by Pledgee, Pledgee and Pledgor executed a Security and Pledge Agreement dated January 5, 2001; and

     WHEREAS, the Pledgor owns 409,341 shares of the Common Stock of Authentidate Holding Corp., Inc., and has been granted options to purchase 1,065,000 shares of the Common Stock of Authentidate Holding Corp., all of which are fully vested; and

     WHEREAS, the 409,341 shares of Common Stock of Authentidate Holding Corp.
owned by Pledgor are currently held in account no.   . (the "Account"); and

     WHEREAS, Authentidate Holding Corp. has purchased from First Union Securities a prior lien on the Account in respect of a margin loan of approximately $241,159.07 (the "2002"


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Loan and together with the 2001 Loan, the "Loans"), as evidenced by that certain
Promissory Note dated February 14, 2002 in the principal amount of $203,159.07 (the "2002 Note" and together with the 2001 Note, the "Notes") and in consideration thereof, Pledgor has consented to the transfer of such lien; and

     WHEREAS, the Pledgor and Pledgee have agreed that the aforementioned shares of Common Stock of Authentidate Holding Corp., the options to purchase the shares of Common Stock of Authentidate Holding Corp., the proceeds of any sales of the such securities and the Account will secure the obligations represented by all of the Notes and therefore desire to amend and restate the January 5, 2001 Pledge and Security Agreement; and

     WHEREAS, in connection with and prior to the making of the 2002 Loan, the Pledgee is requiring that the Pledgor shall have executed and delivered this Agreement and granted to it the security interest contemplated hereby;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Pledgee to make the Loans, it is agreed as follows:

     1. Pledge.

     (a) In order to secure the payment or performance, as the case may be, in full of the obligations of the Pledgor under the Notes, the Pledgor hereby pledges, assigns, transfers, delivers, deposits, sets over and confirms as a second priority pledge unto the Pledgee, and its successors and assigns, (i) 409,341 Shares of Common Stock of Authentidate Holding Corp. owned (beneficially and of record) by the Pledgor (the "Pledged Shares"), (ii) options to purchase 1,065,000 shares of the Common Stock of Authentidate Holding Corp. (the "Pledged Options") (the Pledged Shares and the Pledged Options may be collectively referred to herein as the

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"Pledged Securities"), (iii) all proceeds of, including cash or other securities delivered in exchange for, the Pledged Securities, and (iv) the Account.

     (b) All of the Pledged Securities collectively owned by the Pledgor are free and clear of all liens, claims, encumbrances, rights of third parties, and any and all lockup agreements. Further, all restrictions on the Pledged Securities, and all restrictive legends on the share certificates and option certificates representing the Pledged Securities, have been removed or may be removed pursuant to the Securities Act of 1933, as amended.

     (c) Certificates representing the Pledged Securities are currently held in the Account by First Union and may be delivered to the Pledgee upon its demand.

     (d) Certificates representing the Pledged Options, accompanied by proper instruments of assignment duly executed in blank by the Pledgor are herewith delivered to Pledgee.

     (e) The Pledgor agrees that he has delivered herewith to the Pledgee (i) proper instruments of assignment duly executed in blank by the Pledgor together with the certificates representing any additional shares of capital stock of Pledgee hereafter acquired; and (ii) a duly executed financing statements covering the Account.

     2. Pledgor and Pledgee's Rights. Unless an Event of Default under this Agreement shall have occurred: (i) the Pledgor shall be entitled to receive and retain non-cash dividends and other distributions with respect to the Pledged Securities, other than any such distributions of securities of Pledgee which shall be forthwith delivered by Pledgor to the Pledgee, upon the execution and delivery of this Agreement; (ii) the Pledgor shall be entitled to receive all cash dividends and distributions in respect of the Pledged Securities declared and paid by Authentidate Holding Corp.; (iii) Pledgor shall have all voting rights with respect to the

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Pledged Securities; (iv) Pledgee shall have, with respect to the Pledged
Securities, the rights and obligations of a secured party under Article 9 of the Uniform Commercial Code; (v) the Pledgee may file Financing Statements and continuations thereof relating to the Pledgor in various filing offices to perfect the Pledgee's security interest in the Account, and Debtor agrees to execute copies thereof; and (vi) Pledgee may contact First Union, at any time, for the purpose of, among other things, to arrange for the delivery of the Pledged Securities to Pledgee. If any distribution in respect of the Pledged Securities is paid, in whole or in part, in voting securities or capital interests of Authentidate Holding Corp., the certificates for such securities shall be delivered by the Pledgor to the Pledgee and shall constitute a part of the Pledged Securities.

     3. Representations and Warranties: Pledgor represents nd warrants that he owns the Pledged Securities, that the shares are not subject to any lien, pledge, charge, encumbrance, security interest, lockup agreement effecting the Pledgor's ability to sell the shares, or a right or action on the part of any third person to purchase or require such shares or any part of such share. Further, the undersigned Pledgor executing this Agreement has been authorized to execute and deliver to Pledgee this Agreement and any other documents required to consummate the transactions contemplated by this Agreement.

     4. Authority. Pledgor has the power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as limited by equitable principles, bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

     5. Covenants.

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     (a) The Pledgor covenants and agrees that, unless the prior written consent of the Pledgee to the contrary is obtained, from and after the date hereof until the payment and performance in full of all obligations of the Pledgor under the Notes, Pledgor shall defend the title to the Pledged Securities and the lien of Pledgee thereon against the claim of any third party claiming against or through the Pledgor and shall maintain and preserve such lien so long as this Agreement shall remain in effect.

     (b) The Pledgor further covenants and agrees that (i) First Union may deliver the Pledged Shares to Pledgee without the requirement of any further consent or writing on the part of Pledgor and (ii) Pledgor shall, concurrently herewith, cause First Union to execute and deliver to Pledgee an Acknowledgment and Consent or such similar instrument in order for Pledgee to protect its interest in the Pledged Securities.

     (c) The Pledgor further acknowledges that Pledgee, through its extension of the 2002 Loan, has purchased from First Union Securities the lien on the Account held by First Union Securities and Pledgor shall therefore be entitled to all rights as a holder of such lien that previously accrued to First Union Securities.

     6. Defaults and Remedies.

     (a) Upon the occurrence of an Event of Default as herein defined, the Pledgee is hereby authorized and empowered and shall have the right, at its election, to transfer and register in its name the whole or any part of the Pledged Securities, to exercise all voting rights with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after five (5) business days' notice (which notice the Pledgor agrees is commercially reasonable) but without any previous notice or advertisement, the whole or any

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part of the Pledged Securities and otherwise to act with respect to the Pledged
Securities as though the Pledgee were the outright owner thereof, the Pledgor hereby irrevocably constituting the Pledgee in such regard as his proxy and attorney-in-fact, with full power of substitution to do so; provided, however, that the Pledgee shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Pledgee's place of business, or at any public building in the State of New York to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Pledgee may deem fair, and the Pledgee may be the purchaser of the whole or any part of the Pledged Securities so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption, which right is hereby expressly waived. Each sale shall be made to the highest bidder, but the Pledgee reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Pledgee.

     (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Securities, the highest bid, if there be but one bid, shall be inadequate to discharge in full all of the obligations of the Pledgor under the Notes, or if the Pledged Securities be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Pledgee, in its sole discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Securities being sufficient to discharge all of such obligations, the Pledgee may, on one or more occasions, postpone any of said sales by public announcement at the time of such

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sale. In the event of any such postponement, the Pledgee shall give the Pledgor notice of such postponement or postponements of sale.

     (c) In the event of any sale(s) under this Section 6, the Pledgee shall, after deducting all costs or expenses of every kind (including attorneys fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sale(s) to the payment or reduction, either in whole or in part, of the obligations of the Pledgor under the Notes, whether or not then due, returning the surplus (including any Pledged Securities not sold by the Pledgee), if any, to the Pledgor.

     (d) In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Securities may be affected, the Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or part of the Pledged Securities, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at places and on terms less favorable to the Pledgee than if sold at public sales. The Pledgor agrees that any such private sales shall not be deemed to have been made in other than a commercially reasonable manner because such Pledged Securities shall not have been registered and that the Pledgee has no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale.

     (e) The Pledgor agrees that he will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the

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whole or any part of the Pledged Securities or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent he lawfully may do so. The Pledgor agrees that he will not interfere with any right, power or remedy of the Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Pledgee of any one or more of such rights, powers or remedies. No failure or delay on the part of the Pledgee to exercise any such right, power or remedy, and no notice or demand which may be given to or made upon the Pledgor by the Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Pledgee's right to take any action or to exercise any power or remedy hereunder without notice or demand, or prejudice its rights as against the Pledgor in any respect.

     (f) Each and every right granted to the Pledgee hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time.

     (g) In addition to all other rights and remedies granted to the Pledgee hereunder, the Pledgee shall have all the rights granted to creditors generally under the Uniform Commercial Code as in effect in the State of New York.

     (h) For purposes herein, Event of Default shall be defined to mean the occurrence of any of the following:


          (i) an Event of Default under the Notes; and

          (ii) the failure to comply by Pledgor with any term or provision of this Agreement which failure to comply has not been cured by the Pledgor within five (5) days of such failure to comply or breach.

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     7. Waiver. No failure or delay on the Pledgee's part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Pledgee with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Pledgee's right to take any action or to exercise any power of sale, lien, option or any other right hereunder, without notice or demand, or prejudice the Pledgee's rights as against the Pledgor in any respect, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right.

     8. Termination. Upon the payment and performance in full of all of the obligations of the Pledgor under the Notes, the Pledgee shall deliver to the Pledgor the Pledged Securities which are subject to this Agreement at such time and all instruments of assignment executed in connection therewith, free and clear of the lien hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall, upon such payment and performance, terminate.

     9. Renewal or Extensions: No renewal or extension of the Notes, and no delay in the enforcement or exercise of the rights granted the Pledgee under this Agreement shall constitute a waiver or affect the rights of the Pledgee with respect to the shares of stock or any part of such stock.

     10. Additional Documents: Pledgor stipulates that he will execute and deliver to Pledgee any and all additional documents that may be necessary to perfect the security interest given to the Pledgee under this Agreement. These documents, include, but are not limited to, stock and/or option certificates representing the Pledged Securities, Rule 144 paperwork, attorney opinion letters, signed and medallion guaranteed stock powers, duly executed waivers of

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any applicable lockup agreements, etc., signed by the Pledgor.

     11. Miscellaneous.

     (a) No Waiver. Neither the failure by Pledgee to, nor the delay on the part of Pledgee in, the exercise of any power or right granted to it hereunder, or with respect to any agreement or instrument executed and delivered pursuant to this Agreement, shall constitute a waiver of such power or right or prevent Pledgee's exercise or partial exercise of any other right, power or privilege, it being understood that the rights and remedies of Pledgee under and in respect of this Agreement and the other documents referred to herein are cumulative and shall be in addition to any and all other rights and remedies now or hereafter existing in law or in equity. No modification or waiver of any provision of this Agreement nor consent to any departure herefrom by any party shall, in any event, be effective unless such waiver or modification shall be in writing signed by the party against whom enforcement of the waiver or modification is sought and then shall be effective only for the period and on the conditions, and for the specific instance and purpose, for which given. No notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances. This Agreement may not be changed or terminated orally.

     (b) Entire Agreement. This Agreement, together with the other documents executed and delivered in connection herewith, contains the sole and entire understanding and agreement of Pledgor and Pledgee with respect to the subject matter hereof and all prior negotiations, discussions, commitments, representations, agreements and understandings heretofore between Pledgor and Pledgee with respect thereto are merged herein.

     (c) Amendment or Modification: This Agreement may not be amended or modified except in writing, executed and signed by the parties.

     (d) Successors and Assigns. This Agreement shall be binding on and shall inure to

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the benefit of the parties hereto and their respective permitted successors and assigns. Pledgor may not assign this Agreement without Pledgee's written consent, and any such attempted assignment without such consent shall be null and void.

     (e) Binding Effect: This Agreement shall be binding on the parties and their representatives, heirs, successors, and assigns.

     (f) Notices. All notices, requests, demands, consents or other communications provided for herein shall be in writing and shall be deemed to have been given or made when received or three days following deposit for mailing by first-class registered or certified mail, return receipt requested, to the address of the other party set forth below or to such other address as may be specified by notice given in accordance with this Section 11:

         If to Pledgor, to:                 John T. Botti
                                            Authentidate Holding Corp.
                                            2165 Technology Drive
                                            Schenectady, NY 12308

         If to Pledgee, to:                 Authentidate Holding Corp.
                                            2165 Technology Drive
                                            Schenectady, NY 12308
                                            Attention: Dennis H. Bunt

     (g) APPLICABLE LAW: SERVICE OF PROCESS; APPOINTMENT OF PROCESS AGENT. THIS AGREEMENT SHALL BE DEEMED TO BE MADE AND TO BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PROVISIONS OF CHOICE OF LAW THEREUNDER. PLEDGOR HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK OR OF ANY FEDERAL COURT LOCATED WITHIN SCHENECTADY COUNTY, NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY

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WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY
ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENS OR ANY SIMILAR BASIS. PLEDGOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF PLEDGEE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

     (h) Waiver of Jury Trial. To the fullest extent permitted by law, Pledgor hereby waives trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement, or any instrument, document or guaranty delivered pursuant to this Agreement, or the validity, protection, interpretation, collection or enforcement hereof, or any other claim or dispute hereunder.

     (i) Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole but this Agreement shall be construed and enforced only to such extent as shall be permitted by law.

     (j) Captions. The captions of the various sections of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed, in any manner, to modify, explain, enlarge or restrict any of the provisions of this Agreement.

     (k) Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original and both of which shall constitute a single instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                           PLEDGOR:
                                       -------------------------------------
                                       John T. Botti


                           PLEDGEE:    AUTHENTIDATE HOLDING CORP.

                                       By:
                                       ------------------------------------
                                       Dennis H. Bunt,
                                       Chief Financial Officer

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